THIRD AMENDMENT

                                     TO

                         FACILITIES LEASE AGREEMENT

                                  between

                         BRAZOS RIVER LEASING L.P.

                                    and

              DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                       Dated as of September 16, 1994













This Third Amendment to Facilities Lease Agreement has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. ____. To the extent, if any, that this Third Amendment to Facilities Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Third Amendment to Facilities Lease Agreement may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

               THIRD AMENDMENT TO FACILITIES LEASE AGREEMENT

    This Third Amendment to Facilities Lease Agreement is made and entered into as of September 16, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                            W I T N E S S E T H:

    WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into a Facilities Lease Agreement, dated as of April 23, 1992, the "Facilities Lease Agreement"); and

    WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Facilities Lease Agreement to set forth their mutual agreement; and

    WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Facility leased by Brazos under the Facilities Lease Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Facilities Lease Agreement is hereby amended as follows:

    1. Section 3.02 of the Facilities Lease Agreement is hereby amended to add in the first sentence of paragraph (a) of such Section 3.02 immediately after the words "if the terms of (b)" the additional reference to "or (c)" and to add to such Section 3.02, a paragraph (c) which shall read as follows:
"(c) Upon the release or disposition of a Facility or any portion thereof and the application of proceeds therefrom in accordance with Section 9.01(a)(viii) of the Credit Agreement, Brazos and Diamond Shamrock R&M shall execute a Revised Facility Leasing Record to reflect the change in Acquisition Cost for such Facility caused by such release or disposition."

     2. Brazos and Diamond Shamrock R & M agree that this Third Amendment to Facilities Lease Agreement shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of Amendment No. 3 to the Credit Agreement by the necessary parties under the Credit Agreement.

     3. Defined terms used in this Third Amendment to Facilities Lease Agreement and not otherwise defined herein have the meanings ascribed to those terms in the Facilities Lease Agreement.

    IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this Third Amendment to Facilities Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                             BRAZOS RIVER LEASING L.P.

                             By:  Headwater Investments L.P.,
                                  its General Partner

                                  By: Headwater Holdings, Inc.,
                                      its General Partner


                                  By:/S/ GREGORY C. GREENE
                                         President


                             DIAMOND SHAMROCK REFINING
                                  AND MARKETING COMPANY


                             By: /S/ R.C. BECKER
                                     Vice President and Treasurer